BLACKROCK FUNDS IV

BlackRock Systematic Multi-Strategy Fund

(the “Fund”)

Supplement dated July 31, 2020

to the Prospectus of the Fund, dated April 29, 2020, as supplemented to date

On July 30, 2020 the Board of Trustees of BlackRock Funds IV approved a change in the Fund’s distribution frequency from quarterly to annually. As such, effective immediately, the following change is made to the Fund’s Prospectus.

The first sentence of the first paragraph in the section entitled “Management of the Fund — Dividends, Distributions and Taxes” following the sub-section entitled “Buying a Dividend” is deleted in its entirety and replaced with the following:

The Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually.

Shareholders should retain this Supplement for future reference.

PROIV-SMS-0720SUP